UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22039
                                                     ---------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
     -----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
                --------------------------------------------------
               (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
                --------------------------------------------------
                     (Name and address of agent for service)


        registrant's telephone number, including area code: 630-241-4141
                                                            -------------

                      Date of fiscal year end: NOVEMBER 30
                                               -----------
                   Date of reporting period: NOVEMBER 30, 2007
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

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[GRAPHIC OMITTED]
                                                 FIRST TRUST/GALLATIN
                                                   SPECIALTY FINANCE
                                                    AND FINANCIAL
                                                  OPPORTUNITIES FUND

                                                     ANNUAL REPORT

                                               FOR THE PERIOD MAY 25, 2007
                                              (COMMENCEMENT OF OPERATIONS)
                                                  TO NOVEMBER 30, 2007

[LOGO] FIRSTTRUST                                           [LOGO] GALLATIN
ADVISORS L.P.                                               ASSET MANAGEMENT(SM)

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

  FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2007

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio Components ......................................................    6
Portfolio of Investments ..................................................    7
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statement of Changes in Net Assets ........................................   11
Statement of Cash Flows ...................................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   14
Report of Independent Registered Public Accounting Firm ...................   19
Additional Information ....................................................   20
Board of Trustees and Officers ............................................   24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Gallatin Asset Management, Inc. ("Gallatin" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust and/or Gallatin and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team at the Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of the relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Gallatin are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

  FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund") for the period May 25, 2007 (commencement of operations) to November 30, 2007. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased that the Fund is a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities in the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

The primary investment objective of the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund ("FGB") is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB began trading on May 25, 2007. As a fund focusing specifically on stocks in the financial sector, FGB has been in the eye of the market's hurricane, since its inception. This is because much of the stock market's volatility in 2007 began in the financial sector. Although the turmoil has pressured down the Fund's net asset value ("NAV"), the environment has created numerous opportunities.

A LOOK BACK

To understand what happened among financial stocks, and the nature of the opportunities that exist, it's helpful to look back to before 2007 and review the issues that created the problems that currently exist in the financial markets. The financial markets were flush with "liquidity," which essentially means that there was a lot of cash that was ready to be invested. There are many theories as to why liquidity was so high, but it's likely that several factors were at play, including multiple years of low interest rate policy from the Federal Reserve, a strong economy, rising real estate markets, global capital flows and financial innovations on Wall Street. With abundant liquidity, many investors became complacent in sizing up risk and indiscriminately bought investments, accepting high levels of risk and low levels of return potential. It was a bit like the technology bubble of the late 1990s, though its public visibility was much lower because the investments were often "structured products" that didn't trade on exchanges.

HOW LEVERAGE WORKS AND HOW IT AFFECTS AN INVESTMENT

Exacerbating the high level of liquidity in the financial market was the widespread availability and use of leverage. Leverage is the ability to borrow capital to buy something. A common example is a mortgage, where a homeowner takes out a loan and pledges the house as collateral. If the homeowner puts down 20 percent, and borrows 80 percent, the leverage ratio is 4:1 (80 divided by 20). In the financial markets, a similar technique involves purchasing securities and pledging the securities as collateral to a lender. When liquidity was high, lenders often allowed leverage of 10 or 20:1, sometimes more.

The important thing to remember about leverage is that it's a two-edged sword. If a leveraged investment performs well, the returns are large because the investor captures gains using someone else's capital. However, if an investment doesn't perform, an investor's equity can be decimated, or completely eliminated, because the lender has to be repaid. Leverage can also put investors in a precarious position, as the lenders may decide to pull their funding, forcing investors to scramble for new sources of debt.

PERFORMANCE ANALYSIS

Long before the Fund began trading, as a seasoned manager in this area, we recognized the hazards of subprime mortgage lending. For this reason, we avoided investments in subprime lenders. This posture didn't insulate us from all the related problems; however, it has helped us to form a portfolio characterized by companies with durable business plans. We expect our companies to not just survive the recent turmoil, but actually grow earnings and dividends because of it. And ultimately, we believe these benefits should flow through to shareholders of FGB.

The table below quantifies how the Fund and its blended benchmark performed through the end of November 2007. Note that the Fund's actual sector and industry allocations are materially different than those of the blended benchmark. However, we provide the blended benchmark to illustrate how some areas of the financial sector performed, which can be helpful in broadly describing our investment universe. Additionally, for comparative purposes, included below is the total return for the MSCI U.S. Investable Market Financials Index. This is a broad based financials index and is based upon the 2,500 stocks in the MSCI investable universe with a financial classification according to the Global Industry Classification Standard (GICS).

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

                          Returns (5/25/07 to 11/30/07)

                     Blended Benchmark (a)           -23.33%
                     MSCI U.S. Investable
                        Market Financials Index      -16.24%
                     FGB Market Value (b)            -25.36%
                     FGB NAV (c)                     -24.53%

SOURCE: BLOOMBERG

(a) The blended benchmark is based upon the following allocations: 40% Red Rocks Listed Private Equity; 20% FTSE NAREIT Mortgage REIT; 20% FTSE NAREIT Hybrid REIT; 10% Merrill Lynch Preferred Stock/Hybrid Securities; and 10% Russell 2000 Financial Services.

(b) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market value.

(c) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes NAV per share and does not reflect sales load.

The blended benchmark, market value and NAV all performed similarly in the period, though we would not often expect this. The Fund does invest in the blended benchmark sectors, but usually not in the same proportion. Furthermore, the Fund is specifically focused on Business Development Companies ("BDCs"), a relatively new sector of the market that is not entirely reflected in the blended benchmark.

The blended benchmark does however illustrate that the financial sector was among the hardest hit in 2007. Within the blended benchmark, the mortgage and hybrid Real Estate Investment Trust ("REIT") components were the poorest performing sectors, declining 37 percent and 30 percent, respectively. The private equity component was down 19 percent, while the preferred and small-cap financial services components were down 9 percent and 12 percent, respectively.

The Fund's exposure to mortgage and hybrid REITs was less than that of the blended benchmark, which contributed to relative performance. However, the Fund did not have exposure to preferred securities, which detracted from relative performance because this was the blended benchmark's best-performing component. The Fund's BDC exposure shared some similarity to the private equity and financial services components of the blended benchmark, while the exposure to Canadian Income Trusts was a contributor to relative performance in the period.

                                  MANAGER Q & A

WHY WAS 2007 SUCH A DIFFICULT YEAR FOR THE FINANCIAL MARKETS?

In our opinion, the market turmoil of 2007 involved the confluence of complacent investors and excessive leverage. Problems arose as high-risk subprime mortgage investments began to default at an alarming rate during the summer. The prices of these securities fell, and highly leveraged investors suddenly lost their funding. They were forced to sell their positions, creating a downward spiral in prices. And as the other side of the leverage sword cut through the market, many investors suffered enormous losses. Liquidity evaporated and fear spread far beyond the subprime mortgage market. By late summer, the downward price spiral phenomenon had spread to even high-quality investments. Many high profile financial companies, including some of the largest banks in the world, reported staggering losses. Against this backdrop, investors sold just about everything in the financial sector, regardless of whether it had losses. Ironically, while investors apparently paid little or no attention to what they were buying before the crisis, today, they are seemingly paying little attention to what they're selling. Herein lies the opportunity, in our opinion, for those who are able to apply patience and discipline to their investing mindset.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

As we look forward, it's helpful to first review the Fund's objectives. FGB's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. A particularly important focus is on BDCs, which lend and invest in the private debt and equity markets. BDCs have publicly-traded shares and have some similarity to REITs in that they aren't taxed at the corporate level, as long as they distribute most of their income. Accordingly, many BDCs have relatively high dividend yields.

Historically, private market investing was limited to institutional investors and high net worth individuals who utilized partnership vehicles. However, BDCs are beginning to change the landscape, making the private markets more available to individual investors. And while BDCs are a relatively new sector (most have been public for less than five years), their management teams are typically highly experienced, often bringing decades of private market investing to the table.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

We don't know how long it may take for the liquidity crisis in the financial sector to pass. However, we have invested in what we believe are durable companies positioned to not just survive, but prosper. After the storm clears, these companies should emerge, in our opinion, with a high degree of credibility and we expect them to be awarded much higher valuations.

DO YOU SEE THE BDC MARKET CONTINUING TO GROW IN THE FUTURE?

We believe that there are several reasons why the number of BDCs, as well as the size of the existing ones, will grow significantly in coming years. First, BDCs are efficiently providing access to the private markets to a wide variety of investors. As awareness of the sector increases, we think the interest will follow, particularly as investors look to BDCs to help diversify portfolios. Second, we believe BDC management teams will develop visible track records involving growing dividends and attractive gain realizations. As the length of these track records increases, so should investor confidence. And finally, the BDC structure is attractive to the management teams themselves. Unlike limited-life partnerships, a BDC is an ongoing entity. This characteristic provides both stability and flexibility to managers in making private market investments. Over time, we expect many more top-tier professionals to join existing BDCs or create new ones.

HOW WILL THESE FACTORS AFFECT THE FUND?

In our opinion, these are positive long-term trends that affirm the Fund's objectives. Few (if any) other funds have such a specific focus on BDCs. This fact puts FGB in the first-mover position, and makes the Fund a very unique investment, in our opinion. Still, we know that before reaching the long-term trends, we must first navigate the more immediate ones. Like other stocks in the financial sector, BDC prices moved down significantly in 2007 and contributed to the Fund's NAV decline. The good news is that the BDC price declines did not move in tandem with their fundamentals. In fact, we believe that in many ways they actually moved in the opposite direction.

Unlike other financial companies, BDCs are limited by regulation to 1:1 debt/equity leverage. So relative to other financial companies that often have very high leverage ratios, BDCs are quite conservative. As a result, BDCs did not face solvency problems, even as liquidity became very scarce. Instead, BDCs have taken advantage of the environment, making loans and investing with higher rates and more profitable terms. So while the price declines are not pleasant, we believe the BDCs have the balance sheet strength to make it through the near-term turmoil and participate in the positive long-term trends.

For the Fund, we also look to current dividend payments to help make it through difficult short-term horizons. Through the crisis, the BDCs have actually grown their dividends. With higher dividends and lower prices, many of the BDCs now sport double-digit yields. Stocks usually don't maintain double-digit yields for very long because either the dividend is cut, or the stock price moves up. Due to the fact that we don't foresee dividend cuts (quite the opposite, actually), we expect price movement to be the corrective mechanism. Another way of looking at BDCs is their valuation of price to book value. Book value is the value of the company's assets, minus debt and other obligations. Historically, BDCs have often traded in a range of 1.2 to 1.6 times book value, sometimes reaching around 2.0 times book. When the Fund began trading, the BDCs were in this 1.2 to
1.6 times book range. Today many are trading at or below 1.0 times book. Needless to say, we view these low BDC valuations as the kind of opportunity the Fund was formed to pursue.

WHAT ARE SOME OF THE RISKS YOU SEE AHEAD?

The principal risk we monitor for BDCs is credit risk. Credit risk is an ongoing exposure when investing in BDCs that existed long before the 2007 liquidity crisis and one that should remain long after it has passed. It is for this reason we focus so much on the quality of management. We want to invest in companies where management is steadfast in its approach to underwriting risk, regardless of how the market perceives and prices the BDC.

WHAT ELSE IS IMPORTANT TO NOTE ABOUT THIS MARKET AND ITS EFFECT ON THE FUND?

A significant part of FGB's portfolio is the commercial/hybrid REIT allocation. These companies own or finance commercial real estate. They also may invest in commercial real estate securities. Like the BDCs, their leverage posture tends to be more conservative relative to other financial companies, often in the 3 to 5:1 range. In addition, their share prices declined even as fundamentals remained intact. With the exception of one company, all of these companies in the portfolio increased their dividends in 2007 and several paid an extra distribution derived from sizable realized gains. This portion of the portfolio is also characterized by double-digit yields and low price to book value ratios, implying significant upside potential for the stocks.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Outside of the financial sector, the Fund had nine percent invested in Canadian Income Trusts. Although some recent changes in Canadian tax laws have adversely affected this sector, we believe that there are attractive investment opportunities in the space. The trusts have stable production assets with long reserve lives. Given the need for energy in North America, we believe energy assets providing consistent, stable supply can play a constructive role in the Fund's portfolio.

DO YOU FEEL COMFORTABLE WITH THE FUND'S POSITION RIGHT NOW?

As a financial sector fund, FGB was launched right in front of a major market tempest. And while the declines in the Fund's price and NAV have been difficult to endure, we believe the Fund's strategies should remain intact. As well, we believe that focusing on BDCs is a unique and effective way to pursue growing dividends and a higher NAV. In our opinion, the long-term trends for BDCs are very positive, and near-term trends are aided by high dividend yields and low valuations. Finally, the Fund's level of borrowed funds was only at 15 percent at the end of November 2007. Therefore, we have significant resources that can be utilized to pursue emerging opportunities.

We are grateful for the opportunity to manage this Fund and look forward to delivering the Fund's objectives through a unique exposure in the financial sector.

                                   SUB-ADVISOR

Gallatin Asset Management, Inc. provides asset management and advisory services to high net worth individual and institutional investors. Gallatin Asset Management, Inc., organized in 2005, is a wholly owned subsidiary of A.G. Edwards, Inc. On October 1, 2007, Wachovia Corp. completed its previously announced acquisition of A.G. Edwards, Inc. The majority of Gallatin's investment personnel previously comprised A.G. Edwards' Asset Management Department, and its investment management team has remained intact since that time. Its 13 managers and analysts count more than 180 years of aggregate investment experience. As of October 31, 2007, Gallatin had approximately $10.6 billion of assets under management. Of these, approximately $3.1 billion were managed in equity and investment grade fixed income portfolios. Gallatin also manages approximately $7.5 billion in portfolios of selected exchange-traded funds that are guided by proprietary asset allocation models. These models are driven by the firm's analysis of cyclical changes within the economy and financial markets combined with quantitative modeling.

                            PORTFOLIO MANAGEMENT TEAM

MARK A. KELLER, CFA, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER

Mark Keller serves as senior vice president and chief investment officer for Gallatin. Since 1994, Mr. Keller has led the Asset Management program for A.G. Edwards, Inc. and its affiliates and continues in this capacity now as part of the wholly-owned subsidiary, Gallatin. Mr. Keller also chairs the A.G. Edwards Investment Strategy Committee. Prior to 1994, he served for 15 years in A.G. Edwards' Securities Research Department as an analyst covering a variety of industries. During his last five years in Securities Research, Mr. Keller served as equity strategist and manager of the firm's Focus List. He has been a CFA charterholder since 1984 and has a B.A. from Wheaton College (Wheaton, Illinois).

DAVID B. MIYAZAKI, CFA, VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

David Miyazaki serves as a portfolio manager for Gallatin where he manages equity portfolios with a value discipline. He is also a member of the A.G. Edwards Investment Strategy Committee, working to establish and maintain the firm's asset allocation recommendations. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki managed a short-term interest rate arbitrage portfolio for Koch Industries from 1996 to 1999. He worked as an analyst for Prudential Capital's private placement group from 1993 to 1996 and traded mortgage-backed securities for a boutique firm in Dallas, Texas, from 1991 to 1993. Mr. Miyazaki has been a CFA charterholder since 1995. He graduated from Texas Christian University with a B.A. in business administration.

DANIEL T. WINTER, CFA, VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

Dan Winter serves as a portfolio manager for Gallatin where he manages equity portfolios with a value discipline. He has served A.G. Edwards, Inc. and its affiliates in an equity portfolio manager capacity since 1992, first for A.G. Edwards Trust Co., then with A.G. Edwards Asset Management department and continues in this capacity now as part of the wholly-owned subsidiary, Gallatin. During his tenure with A.G. Edwards Trust Co., Mr. Winter specialized in the management of a variety of portfolios, including charitable remainder trusts, foundations, endowments, employee benefits, and rabbi and personal trusts; in 1996 he formally joined the Asset Management department. He also directs the daily trading for the equity portfolios. Mr. Winter has been a CFA charterholder since 1995. He earned a B.A. in business management with a

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND PORTFOLIO COMPONENTS (a)
NOVEMBER 30, 2007

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Diversified Financial Services                      2.7%
Capital Markets                                    54.8%
Real Estate Investment Trusts                      33.8%
Canadian Income Trusts                              8.7%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.


Page 6                 See Notes to Financial Statements.

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2007

  SHARES                                DESCRIPTION                                VALUE
------------   -------------------------------------------------------------   --------------
COMMON STOCKS - 110.4%

               CAPITAL MARKETS - 66.3%
     535,660   Allied Capital Corp. ........................................   $   13,032,608
     382,326   American Capital Strategies, Ltd. ...........................       14,379,281
     846,706   Apollo Investment Corp. .....................................       14,995,163
     760,000   Ares Capital Corp. ..........................................       11,445,600
     650,000   BlackRock Kelso Capital Corp. ...............................        9,282,000
     410,000   Gladstone Capital Corp. .....................................        8,031,900
     100,000   Gladstone Investment Corp. ..................................        1,142,000
      40,910   GSC Investment Corp. ........................................          452,056
     506,205   Hercules Technology Growth Capital, Inc. ....................        5,978,281
      50,000   Highland Distressed Opportunities, Inc. .....................          473,000
      15,000   Invesco, Ltd., Sponsored ADR (b) ............................          393,750
     490,000   Kohlberg Capital Corp. ......................................        5,140,100
     472,000   MCG Capital Corp. ...........................................        5,333,600
     690,000   MVC Capital, Inc. ...........................................       11,088,300
     371,737   NGP Capital Resources Co. ...................................        5,453,382
     550,000   Patriot Capital Funding, Inc. ...............................        5,895,998
     555,000   PennantPark Investment Corp. ................................        6,376,950
     306,152   Prospect Energy Corp. .......................................        4,292,251
     463,785   Technology Investment Capital Corp. .........................        4,846,553
                                                                               ---------------
                                                                                  128,032,773
                                                                               ---------------
               DIVERSIFIED FINANCIAL SERVICES - 3.2%
      85,211   Financial Federal Corp. .....................................        1,882,311
     446,000   Medallion Financial Corp. ...................................        4,384,180
                                                                               ---------------
                                                                                    6,266,491
                                                                               ---------------
               REAL ESTATE INVESTMENT TRUSTS (REITS) - 40.9%
     350,000   Annaly Capital Management, Inc. .............................        6,023,500
     330,000   Arbor Realty Trust, Inc. ....................................        5,643,000
     225,000   Capital Trust, Inc. - Class A ...............................        6,921,000
     870,000   CapitalSource, Inc. .........................................       14,581,200
     640,000   Gramercy Capital Corp. ......................................       15,219,200
     400,000   iStar Financial, Inc. .......................................       11,708,000
   1,030,000   NorthStar Realty Finance Corp. ..............................        9,445,100
     200,000   RAIT Financial Trust ........................................        1,730,000
     250,000   Redwood Trust, Inc. .........................................        7,632,500
                                                                               ---------------
                                                                                   78,903,500
                                                                               ---------------

               TOTAL COMMON STOCKS .........................................      213,202,764
               (Cost $277,897,669)
                                                                               ---------------
CANADIAN INCOME TRUSTS - 10.5%

         100   ARC Energy Trust, Units .....................................            1,902
     364,100   Enerplus Resources Fund, Units ..............................       14,880,767
     200,000   Penn West Energy Trust, Units ...............................        5,316,000
         100   Progress Energy Trust, Units ................................            1,085
                                                                               ---------------

               TOTAL CANADIAN INCOME TRUSTS ................................       20,199,754
               (Cost $23,467,869)
                                                                               ---------------


                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2007

                                        DESCRIPTION                                VALUE
               -------------------------------------------------------------   --------------
TOTAL INVESTMENTS - 120.9%. ................................................   $  233,402,518
(Cost $301,365,538) (c)

LOAN OUTSTANDING - (18.7)%. ................................................      (36,000,000)
NET OTHER ASSETS AND LIABILITIES - (2.2%) ..................................       (4,332,055)
                                                                               ---------------
NET ASSETS - 100.0% ........................................................   $  193,070,463
                                                                               ===============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Aggregate cost for federal income tax purposes is $301,365,546.

ADR   American Depositary Receipt


Page 8                 See Notes to Financial Statements.

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2007

ASSETS:
Investments, at value
   (Cost $301,365,538) ..........................................................................   $ 233,402,518
Cash ............................................................................................         316,065
Dividends receivable ............................................................................       1,023,586
                                                                                                    -------------
      Total Assets ..............................................................................     234,742,169
                                                                                                    -------------
LIABILITIES:
Payables:
      Outstanding loan ..........................................................................      36,000,000
      Distributions to Common Shareholders ......................................................       5,063,100
      Investment advisory fees ..................................................................         192,146
      Interest and fees due on loan .............................................................         182,139
      Offering costs ............................................................................         115,591
      Printing fees .............................................................................          37,339
      Audit fees ................................................................................          33,845
      Administrative fees .......................................................................          18,658
      Trustees' fees and expenses ...............................................................          10,530
      Transfer agent fees .......................................................................           4,132
      Custodian fees ............................................................................           3,332
      Legal fees ................................................................................           2,504
Accrued expenses and other liabilities ..........................................................           8,390
                                                                                                    -------------
      Total Liabilities .........................................................................      41,671,706
                                                                                                    -------------
NET ASSETS ......................................................................................   $ 193,070,463
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital .................................................................................   $ 267,810,056
Par value .......................................................................................         140,642
Accumulated net investment income (loss) ........................................................        (166,949)
Accumulated net realized gain (loss) on investments .............................................      (6,750,266)
Net unrealized appreciation (depreciation) on investments .......................................     (67,963,020)
                                                                                                    -------------
NET ASSETS ......................................................................................   $ 193,070,463
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ............................   $       13.73
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) .....      14,064,166
                                                                                                    =============


                       See Notes to Financial Statements.                 Page 9

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED NOVEMBER 30, 2007 (a)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $138,862) ......................   $  12,069,233
                                                                                -------------
   Total investment income ..................................................      12,069,233
                                                                                -------------
EXPENSES:
Investment advisory fees ....................................................       1,262,178
Interest and fees on loan ...................................................         658,774
Administration fees .........................................................         121,357
Printing fees ...............................................................          53,169
Audit fees ..................................................................          33,845
Legal fees ..................................................................          33,759
Trustees' fees and expenses .................................................          30,580
Transfer agent fees .........................................................          27,256
Custodian fees ..............................................................          15,274
Other .......................................................................          26,292
                                                                                -------------
   Total expenses ...........................................................       2,262,484
                                                                                -------------
NET INVESTMENT INCOME .......................................................       9,806,749
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ..............................................................      (6,750,266)
   Foreign currency transactions ............................................             (16)
                                                                                -------------
Net realized gain (loss) ....................................................      (6,750,282)
                                                                                -------------
Net change in unrealized appreciation (depreciation) on investments .........     (67,963,020)
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .....................................     (74,713,302)
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............   $ (64,906,553)
                                                                                =============

----------
(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.


Page 10                See Notes to Financial Statements.

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND STATEMENT OF CHANGES IN NET ASSETS

                                                                                 PERIOD ENDED
                                                                                11/30/2007 (a)
                                                                                --------------
OPERATIONS:
Net investment income (loss) ................................................   $    9,806,749
Net realized gain (loss) ....................................................       (6,750,282)
Net change in unrealized appreciation (depreciation) ........................      (67,963,020)
                                                                                --------------
Net increase (decrease) in net assets resulting from operations .............      (64,906,553)
                                                                                --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................................       (9,973,682)
                                                                                --------------
Total distributions to shareholders .........................................       (9,973,682)
                                                                                --------------
CAPITAL TRANSACTIONS:
Proceeds from sale of 14,030,236 Common Shares ..............................      267,977,508
Proceeds from 33,930 Common Shares reinvested ...............................          534,400
Offering costs ..............................................................         (561,210)
                                                                                --------------
Total capital transactions ..................................................      267,950,698
                                                                                --------------
Net increase (decrease) in net assets .......................................      193,070,463

NET ASSETS:
Beginning of period .........................................................               --
                                                                                --------------
End of period ...............................................................   $  193,070,463
                                                                                ==============
Accumulated net investment income (loss) at end of period ...................   $     (166,949)
                                                                                ==============

----------
(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.


                       See Notes to Financial Statements.                Page 11

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED NOVEMBER 30, 2007 (a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ....................   $ (64,906,553)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
   Purchases of investments .............................................    (314,189,416)
   Sales of investments .................................................       6,073,612
   Net realized loss on investments .....................................       6,750,266
   Net change in unrealized appreciation (depreciation) on investments ..      67,963,020
CHANGES IN ASSETS AND LIABILITIES:
   Increase in dividends receivable .....................................      (1,023,586)
   Increase in investment advisory fees payable .........................         192,146
   Increase in interest and fees due on loan ............................         182,139
   Increase in offering costs payable ...................................         115,591
   Increase in printing fees payable ....................................          37,339
   Increase in audit fees payable .......................................          33,845
   Increase in administrative fees payable ..............................          18,658
   Increase in Trustees' fees and expenses payable ......................          10,530
   Increase in transfer agent fees payable ..............................           4,132
   Increase in custodian fees payable ...................................           3,332
   Increase in legal fees payable .......................................           2,504
   Increase in accrued expenses and other liabilities ...................           8,390
                                                                            -------------
CASH USED FOR OPERATING ACTIVITIES ......................................                   $(298,724,051)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Common Shares issued ......................................     267,977,508
Proceeds from Common Shares reinvested ..................................         534,400
Offering costs ..........................................................        (561,210)
Distributions to Common Shareholders ....................................      (4,910,582)
Issuances of loan .......................................................      39,500,000
Repayments of loan ......................................................      (3,500,000)
                                                                            -------------
CASH PROVIDED BY FINANCING ACTIVITIES ...................................                     299,040,116
                                                                                            -------------
Increase in cash ........................................................                         316,065
Cash at beginning of period .............................................                              --
                                                                                            -------------
Cash at end of period ...................................................                   $     316,065
                                                                                            =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees .......................                   $     476,635
                                                                                            =============

----------
(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.


Page 12                See Notes to Financial Statements.

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 PERIOD
                                                                  ENDED
                                                              11/30/07 (a)
                                                              ------------
Net asset value, beginning of period ......................   $      19.10(b)
                                                              ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)  .............................           0.70
Net realized and unrealized gain (loss) ...................          (5.32)
                                                              ------------
Total from investment operations ..........................          (4.62)
                                                              ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income  ....................................          (0.71)
                                                              ------------
Total from distributions ..................................          (0.71)
                                                              ------------
Common Shares offering costs charged to paid-in capital ...          (0.04)
                                                              ------------
Net asset value, end of period ............................   $      13.73
                                                              ============
Market value, end of period  ..............................   $      14.23
                                                              ============
TOTAL RETURN BASED ON NET ASSET VALUE (c) (e) .............         (24.53)%
                                                              ============
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ................         (25.36)%
                                                              ============
--------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................   $    193,070
Ratio of total expenses to average net assets .............           1.99%(f)
Ratio of total expenses to average net assets excluding
   interest expense and fees  .............................           1.41%(f)
Ratio of net investment income to average net assets ......           8.64%(f)
Portfolio turnover rate. ..................................              3%
INDEBTEDNESS:
Loan outstanding (in 000's) ...............................   $     36,000
Asset Coverage per $1,000 of indebtedness (g) .............   $      6,363
--------------------------------------------

(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.

(b)   Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share.

(e)   Total return is not annualized for periods less than one year.

(f)   Annualized

(g) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance.


                       See Notes to Financial Statements.                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2007

                               1. FUND DESCRIPTION

First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Gallatin Asset Management, Inc. ("Gallatin" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. Under normal market conditions, the Fund will concentrate its investments in securities of companies within industries in the financial sector. Managed Assets are defined as the value of the securities and other investments the Fund holds plus cash and other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) from the Fund's Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income, if any, of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2007

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal period ended November 30, 2007, resulting in book and tax accounting differences, have been reclassified at period end to reflect a decrease in accumulated net investment income (loss) by $16 and an increase in accumulated net realized gain (loss) on investments by $16. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal period ended November 30, 2007 was as follows:

Distributions paid from:

Ordinary Income .........................................  $   9,973,682

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ...........................  $   4,896,152
Net Unrealized Appreciation (Depreciation) ..............    (67,963,028)

D. INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At November 30, 2007, the Fund had an available realized capital loss of $6,750,256 to offset future net capital gains through the fiscal year ending 2015.

In June 2006, Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of November 30, 2007, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

E. EXPENSES:

The Fund pays all expenses directly related to its operations.

F. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Gallatin have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $561,210, was recorded as a reduction of the proceeds from the sale of Common Shares during the fiscal period ended November 30, 2007.

G. ACCOUNTING PRONOUNCEMENT:

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Fund's financial statements, if any has not been determined.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2007

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Gallatin serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

On May 24, 2007, the Fund entered into the original sub-advisory agreement with the Advisor and Gallatin, which was then a wholly-owned subsidiary of A.G. Edwards, Inc. ("A.G. EDWARDS"). On May 31, 2007, A.G. Edwards and Wachovia Corporation ("WACHOVIA CORP.") announced that they had agreed that Wachovia Corp. would acquire A.G. Edwards, (the "TRANSACTION"). On September 28, 2007, A.G. Edwards announced that its shareholders had approved the Transaction.

The consummation of the Transaction resulted in a change of control of the Sub-Advisor, which constituted an "assignment" of the original sub-advisory agreement, as that term is used in the 1940 Act. Pursuant to the terms of the original sub-advisory agreement and the requirements of the 1940 Act, the original sub-advisory agreement automatically terminated upon its assignment on October 1, 2007. At a meeting of the Board held on September 21, 2007, the Board, after careful consideration (see "Sub-Advisory Agreements" below under Additional Information), determined that following the Transaction, it was in the best interests of the Fund for Gallatin to continue to act as sub-advisor to the Fund. The Board approved an interim sub-advisory agreement to ensure the continuation of investment sub-advisory services to the Fund upon the termination of the original sub-advisory agreement. The interim sub-advisory agreement has been in effect since October 1, 2007 and, pursuant to Rule 15a-4 under the 1940 Act, will be in effect no longer than through February 28, 2008. In addition, at its meeting on September 21, 2007, the Board approved, subject to shareholder approval, a new sub-advisory agreement among the Fund, the Advisor and Gallatin. The terms of the new sub-advisory agreement are substantially identical to the terms of the original sub-advisory agreement except for the effective date and the initial term. To permit Gallatin to continue to serve as the Fund's current sub-advisor after the expiration of the interim sub-advisory agreement, shareholders of the Fund were asked to approve the new sub-advisory agreement at a Special Shareholders meeting held on January 23, 2008 which was subsequently adjourned until February 20, 2008, in order to continue the solicitation process to obtain the requisite shareholder approval. Please refer to the Funds' Proxy Statement dated December 7, 2007 for additional information. The Proxy Statement is available by calling 1-800-988-5891 or on the SEC's website at http://www.sec.gov.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, Thomas R. Kadlec is paid $10,000 annually to serve as the Lead Independent Trustee and Niel B. Nielson is paid $5,000 annually to serve as the chairman of the Audit Committee, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Independent Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $2,500 to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also, effective January 1, 2008, each committee chairman will serve two years before rotating to serve as a chairman of another committee.

For the fiscal period ended November 30, 2007, the Fund paid brokerage commissions to A.G. Edwards & Sons, Inc., an affiliate of the Sub-Advisor, totaling $8,894.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the period ended November 30, 2007, were $314,189,416 and $6,073,612, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2007

As of November 30, 2007, the aggregate gross unrealized appreciation for all securities in which there as an excess of value over tax cost was $1,198,773 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $69,161,801.

                                5. COMMON SHARES

As of November 30, 2007, 14,064,166 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:
                                                  PERIOD ENDED NOVEMBER 30, 2007
                                                  ------------------------------
                                                      SHARES          AMOUNT
                                                  --------------   -------------
Proceeds from Common Shares sold ..............       14,030,236   $267,977,508
Common Shares issued as reinvestment of
   dividends under the Dividend Reinvestment
   Plan .......................................           33,930        534,400
Offering costs ................................               --       (561,210)
                                                  --------------   ------------
                                                      14,064,166   $267,950,698
                                                  ==============   ============

                          6. LOAN AND PLEDGE AGREEMENT

On July 11, 2007, the Fund entered into a Loan and Pledge Agreement with Custodial Trust Company, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33- 1/3% of the Fund's total assets after borrowings). The total commitment under the Loan and Pledge Agreement is $120,000,000. For the period ended November 30, 2007, the average amount outstanding was $30,487,903. The high and low annual interest rates during the period ended November 30, 2007 were 6.50% and 5.78%, respectively, and the weighted average interest rate was 6.15%. Total interest and fees incurred during the period ended November 30, 2007 were $658,774. The interest rate at November 30, 2007 was 5.78%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                            8. CONCENTRATION OF RISK

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty Finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

BUSINESS DEVELOPMENT COMPANY RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2007

publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially Mortgage REITs) and the risk of default by lessees or borrowers. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk-the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund"), including the portfolio of investments, as of November 30, 2007, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the period May 25, 2007 (commencement of operations) through November 30, 2007. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the Fund's custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund as of November 30, 2007, the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the period May 25, 2007 (commencement of operations) through November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 22, 2008

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2007 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases.

Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2007 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended November 30, 2007, none qualified for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 9.70% of ordinary income distributions (including short-term capital gains), for the period end November 30, 2007.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 27, 2007, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q will contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                BY-LAW AMENDMENTS

On June 11, 2007, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund relating to the staggered Board of Trustees. These changes were not required to be, and were not, approved by the Fund's Shareholders. To receive a copy of the amended By-Laws, investors may call the Fund at (800) 988-5891.

                             SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund"), including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors L.P. (the "Advisor") and Gallatin Asset Management, Inc. ("Gallatin") at a meeting held on September 21, 2007. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund. Based on information provided by the Advisor and Gallatin, the Board concluded that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Sub-Advisory Agreement among the Fund, the Advisor and Gallatin (the "Current Sub-Advisory Agreement").

In late May 2007, shortly after the launch of the Fund, the Board was informed that A.G. Edwards, Inc., the parent company of Gallatin, had entered into an Agreement and Plan of Merger with Wachovia Corporation ("Wachovia Corp.") pursuant to which A.G. Edwards would be combined with Wachovia Securities, LLC, a subsidiary of Wachovia Corp. (the "Transaction"). The Board was also informed that, if the Transaction was consummated, the Current Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). On June 13, 2007, counsel to the Independent Trustees forwarded to Gallatin a request for information regarding the Transaction. In late August 2007, the Board was informed that the Transaction was expected to close on October 1, 2007. In light of the expected consummation of the Transaction, the Board held a special meeting on September 21, 2007, to consider the information provided by Gallatin in response to the Independent Trustees' request for information and to consider the approval of the Agreements. As part of its considerations, the Board reviewed information regarding: the structure of the Transaction, the organizational structure of Wachovia Corp., the strategic plan for Gallatin following the Transaction, benefits to Wachovia Corp. from the Transaction, conflicts of interests arising in connection with the Transaction and regulatory issues relating to Wachovia Corp. and its affiliates. The Board also met on several occasions, prior to September 21, 2007, with representatives of the Advisor to discuss the Transaction. Throughout the entire process, the Independent Trustees were advised by their independent legal counsel.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Current Sub-Advisory Agreement. The Board considered that it had recently considered Gallatin's capabilities and the terms of the Current Sub-Advisory Agreement at a meeting held on April 16, 2007. Because the Board determined that any differences between the Current Sub-Advisory Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in approving the Current Sub-Advisory Agreement applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Gallatin under the Agreements. The Board noted the background and experience of Gallatin's portfolio managers and Gallatin's investment style. The Board considered that the Fund's portfolio managers were expected to remain the same following the Transaction and that no changes to the services provided by Gallatin to the Fund were expected as a result of the Transaction. Due to the limited operating history of the Fund and the volatility of the markets since the Fund's launch, the Board did not give extensive consideration to the investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Gallatin under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements, noting that they would be the same as the fees paid under the Current Sub-Advisory Agreement. The Board also considered how the sub-advisory fee relates to the overall management fee structure of the Fund, noting that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board reviewed its prior consideration of the fees that Gallatin charges to other clients for a similar investment strategy, noting that such fees are higher than the Fund's sub-advisory fee. The Board concluded that the sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Gallatin under the Agreements.

The Board considered that Gallatin was unable to estimate the profitability of the Agreements to Gallatin, but the Board noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Gallatin, and that Gallatin would be paid by the Advisor. The Board noted its previous determination that the overall management fee structure reflects an appropriate level of sharing of any economies of scale. The Board also considered the fall-out benefits expected to be realized by Gallatin and Wachovia Corp. from Gallatin's relationship with the Fund. The Board considered that Wachovia Corp. would benefit to the extent that the Fund executes portfolio securities transactions with affiliates of Wachovia Corp., but that the Fund will be subject to substantial restrictions with respect to its ability to engage in investment transactions with Wachovia Corp. or its affiliates. The Board noted that Gallatin does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board considered that the Fund would not bear any costs associated with soliciting shareholder approval of the New Gallatin Sub-Advisory Agreement and that such costs would be borne by Wachovia Corp. or its affiliates.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors, L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN              OTHER
                                                                                           THE FIRST TRUST        TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH      TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS          FUND COMPLEX          DIRECTORSHIPS
  AND POSITION WITH THE FUND        LENGTH OF SERVICE          DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o  Two Year Term          Physician; President,                   58                    None
c/o First Trust Advisors L.P.                             Wheaton Orthopedics;
1001 Warrenville Road,          o  Since Fund             Co-owner and Co-
Suite 300                          Inception              Director (January 1996 to
Lisle, IL 60532                                           May 2007), Sports Med
D.O.B. 04/51                                              Center for Fitness;
                                                          Limited Partner,
                                                          Gundersen Real Estate
                                                          Partnership; Limited
                                                          Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       o  Two Year Term          Senior Vice President and               58                    None
c/o First Trust Advisors L.P.                             Chief Financial Officer
1001 Warrenville Road,          o  Since Fund             (May 2007 to Present),
Suite 300                          Inception              Vice President and Chief
Lisle, IL 60532                                           Financial Officer (1990
D.O.B. 11/57                                              to May 2007), ADM
                                                          Investor Services, Inc.
                                                          (Futures Commission
                                                          Merchant); Vice
                                                          President (May 2005 to
                                                          Present), ADM
                                                          Derivatives, Inc.;
                                                          Registered Representative
                                                          (2000 to Present),
                                                          Segerdahl & Company,
                                                          Inc., a FINRA member
                                                          (Broker-Dealer)

Robert F. Keith, Trustee        o  One Year Term          President (2003 to                      58                    None
c/o First Trust Advisors L.P.                             Present), Hibs Enterprises
1001 Warrenville Road,          o  Since Fund             (Financial and
Suite 300                          Inception              Management
Lisle, IL 60532                                           Consulting); President
D.O.B. 11/56                                              (2001 to 2003), Aramark
                                                          Service Master
                                                          Management; President
                                                          and Chief Operating
                                                          Officer (1998 to 2003),
                                                          Service Master
                                                          Management Services

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN              OTHER
                                                                                           THE FIRST TRUST        TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH      TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS         FUND COMPLEX           DIRECTORSHIPS
  AND POSITION WITH THE FUND        LENGTH OF SERVICE          DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEE - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Niel B. Nielson, Trustee        o  Three Year Term        President (June 2002 to                 58           Director of Covenant
c/o First Trust Advisors L.P.                             Present), Covenant                                      Transport Inc.
1001 Warrenville Road,          o  Since Fund             College
Suite 300                          Inception
Lisle, IL 60532
D.O.B. 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,        o  Three Year Trustee     President, First Trust                  58            Trustee of Wheaton
President, Chairman of the         Term and Indefinite    Advisors L.P. and First                                     College
Board and CEO                      Officer Term           Trust Portfolios L.P.;
1001 Warrenville Road,                                    Chairman of the Board of
Suite 300                       o  Since Fund             Directors, BondWave
Lisle, IL 60532                    Inception              LLC (Software
D.O.B. 09/55                                              Development
                                                          Company/Broker-Dealer)
                                                          and Stonebridge Advisors
                                                          LLC (Investment
                                                          Advisor)

        NAME, ADDRESS                     POSITION AND OFFICES               TERM OF OFFICE AND            PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH                        WITH FUND                      LENGTH OF SERVICE             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                     Treasurer, Controller,            o  Indefinite Term               Chief Financial Officer,
1001 Warrenville Road,              Chief Financial Officer                                            First Trust Advisors L.P.
Suite 300                           and Chief Accounting              o  Since Fund Inception          and First Trust Portfolios
Lisle, IL 60532                     Officer                                                            L.P.; Chief Financial
D.O.B. 11/57                                                                                           Officer, BondWave LLC
                                                                                                       (Software Development
                                                                                                       Company/Broker-Dealer)
                                                                                                       and Stonebridge Advisors
                                                                                                       LLC (Investment Advisor)

----------
1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

        NAME, ADDRESS                     POSITION AND OFFICES               TERM OF OFFICE AND            PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH                        WITH FUND                      LENGTH OF SERVICE             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Kelley Christensen                  Vice President                    o   Indefinite Term              Assistant Vice President,
1001 Warrenville Road,                                                                                 First Trust Advisors L.P.
Suite 300                                                             o   Since Fund Inception         and First Trust Portfolios
Lisle, IL 60532                                                                                        L.P.
D.O.B. 09/70

James M. Dykas                      Assistant Treasurer               o   Indefinite Term              Senior Vice President
1001 Warrenville Road,                                                                                 (April 2007 to Present),
Suite 300                                                             o   Since Fund Inception         Vice President (January
Lisle, IL 60532                                                                                        2005 to April 2007), First
D.O.B. 01/66                                                                                           Trust Advisors L.P. and
                                                                                                       First Trust Portfolios L.P.;
                                                                                                       Executive Director
                                                                                                       (December 2002 to
                                                                                                       January 2005), Vice
                                                                                                       President (December 2000
                                                                                                       to December 2002), Van
                                                                                                       Kampen Asset
                                                                                                       Management and Morgan
                                                                                                       Stanley Investment
                                                                                                       Management

Christopher Fallow                  Assistant Vice President          o   Indefinite Term              Assistant Vice President
1001 Warrenville Road,                                                                                 (August 2006 to Present),
Suite 300                                                             o   Since Fund Inception         Associate (January 2005
Lisle, IL 60532                                                                                        to August 2006), First
D.O.B. 04/79                                                                                           Trust Advisors L.P. and
                                                                                                       First Trust Portfolios L.P.;
                                                                                                       Municipal Bond Trader
                                                                                                       (July 2001 to January
                                                                                                       2005), BondWave LLC
                                                                                                       (Software Development
                                                                                                       Company/Broker-Dealer)

W. Scott Jardine                    Secretary and Chief               o   Indefinite Term              General Counsel, First
1001 Warrenville Road,              Compliance Officer                                                 Trust Advisors L.P. and
Suite 300                                                             o   Since Fund Inception         First Trust Portfolios L.P.;
Lisle, IL 60532                                                                                        Secretary, BondWave LLC
D.O.B. 05/60                                                                                           (Software Development
                                                                                                       Company/Broker-Dealer)
                                                                                                       and Stonebridge Advisors
                                                                                                       LLC (Investment Advisor)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

        NAME, ADDRESS                     POSITION AND OFFICES               TERM OF OFFICE AND            PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH                        WITH FUND                      LENGTH OF SERVICE             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Lindquist                 Vice President                    o    Indefinite Term             Senior Vice President
1001 Warrenville Road,                                                                                 (September 2005 to
Suite 300                                                             o    Since Fund Inception        Present), Vice President
Lisle, IL 60532                                                                                        (April 2004 to September
D.O.B. 02/70                                                                                           2005), First Trust
                                                                                                       Advisors L.P. and First
                                                                                                       Trust Portfolios L.P.; Chief
                                                                                                       Operating Officer (January
                                                                                                       2004 to April 2004), Mina
                                                                                                       Capital Management,
                                                                                                       LLC; Chief Operating
                                                                                                       Officer (April 2000 to
                                                                                                       January 2004), Samaritan
                                                                                                       Asset Management
                                                                                                       Services, Inc.

Kristi A. Maher                     Assistant Secretary               o    Indefinite Term             Deputy General Counsel
1001 Warrenville Road,                                                                                 (May 2007 to Present),
Suite 300                                                             o    Since Fund Inception        Assistant General Counsel
Lisle, IL 60532                                                                                        (March 2004 to May
D.O.B. 12/66                                                                                           2007), First Trust
                                                                                                       Advisors L.P. and First
                                                                                                       Trust Portfolios L.P.;
                                                                                                       Associate (December 1995
                                                                                                       to March 2004), Chapman
                                                                                                       and Cutler LLP

                       This Page Left Blank Intentionally.

[LOGO] FIRSTTRUST
ADVISORS L.P.

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR
Gallatin Asset Management, Inc.
One North Jefferson
St. Louis, MO 63103

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d)The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed from Registrant's inception on May 25, 2007 through November 30, 2007 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal years were $55,000.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed from Registrant's inception on May 25, 2007 through November 30, 2007 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed from Registrant's inception on May 25, 2007 through November 30, 2007 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed from Registrant's inception on May 25, 2007 through November 30, 2007 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed from Registrant's inception on May 25, 2007 through November 30, 2007 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's investment adviser were $0.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed from Registrant's inception on May 25, 2007 through November 30, 2007 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed from Registrant's inception on May 25, 2007 through November 30, 2007 for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from Registrant's inception on May 25, 2007 through November 30, 2007 were $0 for the Registrant and $7,000 for the Registrant's investment adviser.

     (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                         GALLATIN ASSET MANAGEMENT, INC.
                             PROXY VOTING GUIDELINES

PROXY VOTING POLICY AND GUIDELINES

         In January 2003, the Securities and Exchange Commission (SEC) adopted regulations regarding proxy voting by investment advisors (SEC Release No. IA-2106). The new regulation requires an investment adviser exercising voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser (1) votes proxies in the best interests of clients; (2) discloses to clients information about those policies and procedures; and (3) discloses to clients how they may obtain information regarding how their proxies were voted.

         Gallatin Asset Management, Inc. ("Gallatin") has adopted policies and procedures governing the voting of proxies in A.G. Edwards & Sons, Inc. (" Edwards") Asset Management and Allocation advisor program client accounts where discretionary voting authority has been granted to Edwards. The Gallatin Proxy Committee is responsible for setting policy guidelines and reviewing conflicts of interests. The Business Manager is responsible for supervising the proxy voting process.

         Gallatin and Edwards clients have the option of choosing whether they prefer to vote proxy ballots themselves, or have us vote proxies on their behalf. Clients can direct Edwards to vote proxies by selecting the appropriate box on the investment management contract. Clients can revoke this authorization at any time by requesting in writing. If a conflict of interest should arise, the analyst reviewing the proxy issues cannot override the ISS recommended vote, but should refer the issue to the proxy committee for review.

         Gallatin is required to vote proxies on ERISA accounts unless the client acknowledges that they are subject to the provisions of ERISA and are acting as a named fiduciary and expressly retain the right and obligation to vote proxies.


PROXY-VOTING GUIDELINES

         Gallatin retains the services of an unaffiliated third-party proxy-voting agent to monitor corporate actions, analyze proxy voting issues and provide voting recommendations and execute proxy votes based on our predetermined voting policy. This predetermined voting policy is predicated on general proxy-voting guidelines, which have been adopted by Gallatin Asset Management. These guidelines are reviewed periodically by the Gallatin Proxy Committee and are subject to change.

         Because proxy issues and the circumstances of individual companies are so varied, there may be rare situations when Gallatin may determine it appropriate to deviate from these guidelines. As in all other cases, Gallatin will vote these proxies in what it believes to be the best interest of its clients and Edwards clients under the Edwards advisory programs. If a conflict of interest should arise, the analyst reviewing the proxy issues cannot override the ISS recommended vote, but should refer the issue to the proxy committee for review.

GALLATIN PROXY COMMITTEE

         Gallatin has established a proxy committee to assist the investment officer in carrying out the responsibilities of monitoring corporate actions and voting proxies. The proxy committee is primarily responsible for maintaining and periodically reaffirming proxy voting policies, procedures and guidelines, as well as making the final voting decision on issues not covered by the third-party proxy-voting agent. The proxy committee also is responsible for monitoring the actions of the third-party proxy-voting agent, and for reviewing and analyzing unique situations as they arise. The committee is responsible for meeting on a quarterly, or as needed basis to resolve and review proxy-voting issues.

         Proxy Committee Members:

         Mark Keller- Chief Investment Officer

         Dan Winter- Portfolio Manager

         Dave Miyazaki- Portfolio Manager

         Tore Stole- Portfolio Manager

         Chris Stein- Portfolio Manager

         Greg Ellston - Fund Analyst

         Peggy Waites - Business Manager, Proxy Administrator


CONFLICTS OF INTEREST

         Gallatin may occasionally be subject to conflicts of interest in voting proxies due to business or personal relationships with persons or entities having an interest in the outcome of certain votes. For example, Gallatin may provide custody, investment management, brokerage, investment banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Additionally, Gallatin may have business or personal relationships with other proponents of proxy proposals, corporate directors or candidates for directorship.

         In rare instances where Gallatin determines it appropriate to deviate from the pre-determined voting policy, it will conduct further due diligence and vote the proxies in a manner believed to be in the best interest of its clients. Gallatin will take reasonable steps to identify possible conflicts of interest that could bias its voting decision.

         With respect to identifying possible conflicts of interest resulting from BUSINESS RELATIONSHIPS, Gallatin will determine whether any of the companies (including their executive officers) involved in the proxy votes have accounts or relationships with Edwards.

         WITH RESPECT TO IDENTIFYING POSSIBLE CONFLICTS OF INTEREST RESULTING FROM personal or family relationships, GALLATIN WILL DETERMINE WHETHER KEY PERSONNEL OF EITHER GALLATIN OR EDWARDS, OR THEIR IMMEDIATE FAMILY MEMBERS (SPOUSE, CHILD, PARENT, SIBLINGS OR ANY OTHER RELATIVE RESIDING WITH THE EXECUTIVE OFFICER):

                 o Are executives, directors or candidates for directorship with any companies involved in the proxy votes.

                 o Have personal or business relationships with any of the companies (including their executive officers) involved in the proxy votes.

                 o Are aware of any conflicts of interest that may arise between companies involved in the proxy votes and A.G. Edwards or an affiliate.

                 o Have been contacted by any party seeking to influence the voting of proxies.

         Key personnel shall include division directors of Edwards, key officers of Edwards Asset Management (as identified in the Edwards Form ADV), the proxy committee, analysts making voting decisions and the proxy administrator.

         Any conflicts of interest identified will be referred to the proxy committee. If after reviewing the facts and circumstances, the proxy committee perceives the conflict as material, Gallatin will either defer to its predetermined voting policy, submit the proxy to an independent party for voting or disclose to the client and submit the proxy to the client for voting.


REQUIRED RECORDS MAINTENANCE

         The proxy administrator is responsible for maintaining all proxy-voting records required by SEC rules. These shall include the following:

                  o Copies of Gallatin's Proxy-Voting Policies and Procedures.

                  o A copy of each  proxy  statement  received  relating  to its clients' securities.

                  o A record  of each  vote  cast by  Gallatin  on behalf of its clients.

                  o Copies of all  documents  created by  Gallatin  material  in making a decision on how to vote proxies on behalf of its clients or that memorialize the basis for its voting decision.

                  o A copy of each written client  request,  for  information on how proxies were voted on their behalf and copies of any written response from Gallatin, to clients, relating to these requests for information.

         To the extent permitted by law, the unaffiliated third-party proxy-voting agent may be used to retain certain records on behalf of Gallatin. All records will be retained for at least five years; for the first two years, the records will be retained on-site.

OBTAINING INFORMATION REGARDING PROXY VOTES

         Advisory clients of Gallatin may request copies of proxy-voting records by sending a written request to: Business Manager, Gallatin Asset Management, Inc., One North Jefferson, St, Louis, MO 63103. Clients of Edwards advisory programs for which Gallatin acts as sub-adviser may request the proxy-voting records by written request to Edwards. The Gallatin proxy-voting policies and procedures may be reviewed online at WWW.AGEDWARDS.COM (via Products and
                                          -----------------
Services, Private Money Management and A.G. Edwards Asset Management links) and may request copies by writing to the address above. The proxy administrator is responsible for ensuring the proxy-voting policies and procedures are available as required by law and for overseeing the filing of such policies, procedures and voting records. In addition, every client who opens a new Gallatin account is provided a copy of Gallatin's proxy voting policy & procedures along with instructions on how the client may obtain additional proxy voting guidelines and procedures as well was actual security vote information. (See attachment below).


THIRD-PARTY PROVIDERS

         Gallatin has contracted with Institutional Shareholder Services to provide the following proxy Services.

          1.    Voting Policy

         THE ISS PROXY VOTING AGENT SERVICE (VAS) is widely used by institutions throughout the United States, Canada, and the United Kingdom. ISS is the leading proxy analysis, voting execution, recordkeeping, and reporting service for investors that provides a comprehensive, reliable solution to the daily mechanics of proxy voting without relinquishing final voting authority.

         Designed to meet the regulatory needs of ERISA fiduciaries, the VAS allows Gallatin to cast informed votes with a minimum commitment of internal resources. The VAS system allows Gallatin to customize voting policies to Gallatin guidelines if they differ from ISS policies.

         ISS offers timely delivery of meeting and record date information and ISS's comprehensive proxy analysis through PROXYMASTER.COM, our web-based
                                                ---------------
application. ProxyMaster.com deliver customized coverage based on the client's portfolio.

         The ISS Proxy Voting Manual for U.S. securities and the ISS Global Proxy Voting Manual for non-U.S. securities are believed to be the most complete proxy voting guides available anywhere. ISS works directly with Gallatin through the ISS Blueprint service to create new policies or amend existing guidelines. Customized voting ensures that all votes are cast according to policies defined and approved by Gallatin. ISS web-based applications allow Gallatin to review ISS voting analysis, recommendations and to direct vote using the ISS VoteX.com web service.

          2.    ADP Proxy Edge

         ADP Proxy Edge is used to forward proxy material to ISS. ISS will vote proxies for accounts that are setup by the Edwards Proxy Department on behalf of Gallatin based on the proxy waiver bit on the BETA WRAP module. This bit is turned on by Fee Based Operations Department, when a client has elected to have proxies waived. ISS keeps voting records on all accounts that are forward through the ADP Proxy Edge system and provides a quarterly voting record to GAM.

         Holdings are stored in a central database and maintained by a sophisticated production system that tracks and reconciles against incoming proxy ballots. If ballots do not arrive on time, ISS proactively procures them from the appropriate custodian or proxy distribution agent.

         ISS casts votes based on either Gallatin's proxy voting policy or ISS's recommendations. ISS provides the ability to view ISS analyses and voting recommendations delivered via Votex.ISSProxy.com and confirm or override specific votes. Votes are then sent electronically or via fax to custodians around the world.

          3.    ISS Reports

         ISS provides a variety of standard reports available in electronic format, as well as data feeds that can be customized to Gallatin's needs. For each vote ISS records the security name, CUSIP or SEDOL, meeting date, number of shares voted, proxy proposal, management recommendation and vote cast by ISS on behalf of Gallatin.

*PROCEDURE STEPS

OBTAINING ISS VOTE ANALYSIS AND VOTING

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STEP   ACTION

------ ----------------------------------------------------------------------------------------------------
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
1      Logon to VoteX.com site using Internet explorer @ HTTP://VOTEX.ISSPROXY.COM
                                                         -------------------------

       Logon Ids are only assigned to appropriate personnel who have been approved by the Proxy Administrator. Votex allows for users to have "view only" access and actual "voting" permissions. Only the Proxy Administrator and one designated back-up has voting permissions.

------ ----------------------------------------------------------------------------------------------------
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2      Review the list of Companies that will appear to determine the companies that need to be provided to the analyst for review.
------ ----------------------------------------------------------------------------------------------------
------ ----------------------------------------------------------------------------------------------------
3      Click on the Company name to be reviewed, and select `ISS Recommendation' to view the analysis reports.

------ ----------------------------------------------------------------------------------------------------
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4      Print one copy of the company analysis report and add reminder to Outlook Calendar 4 business days before vote deadline to send an e-mail reminder to the analyst that their response on this security is due, if it has not been received back yet.
------ ----------------------------------------------------------------------------------------------------
------ ----------------------------------------------------------------------------------------------------

------ ----------------------------------------------------------------------------------------------------
------ ----------------------------------------------------------------------------------------------------
5      Deliver one copy to the analyst assigned to cover that security or industry for review.

       The analyst is responsible for reviewing the proxy issues and recommendations and determining if the recommendations made for the ballot (based on the adopted voting policies) are in the best interest of the clients.

       Note: The analyst covering Exchange Traded Funds must also determine when reviewing ballots for Barclay's Ishares funds, if Gallatin's ownership in either of the Met Investors cyclical portfolios (individually) is 5% or more of the outstanding voting shares of the Underlying Fund. If ownership is 5% or greater, the analyst must notify the Proxy Administrator that the shares in the MET fund must be voted in the same proportion as the vote of all other holders of shares of such iShares Fund.

------ ----------------------------------------------------------------------------------------------------
------ ----------------------------------------------------------------------------------------------------
6      If it is determined that no changes are necessary, the analyst will date and initial the analysis
       report and return to the Proxy Administrator or their designee.   No further action is required.
       ISS will automatically vote according to the pre-determined voting policy or ISS recommendation.

       If the analyst determines that there is an issue with the recommended vote, a Conflict of Interest worksheet must be completed by the analyst. The Conflicts of Interest worksheet is then sent to the Proxy Committee for review and approval. If approved by the committee, the proxy administrator will enter the vote recommendation.

------ ----------------------------------------------------------------------------------------------------
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7      For approved changes the Proxy Admin will logon to Votex site, as detailed above, and will locate the appropriate security.
------ ----------------------------------------------------------------------------------------------------
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8      From here, each issue will be voted according to the Proxy Committee recommendation and submitted.  ISS will submit the recommend vote as saved.
------ ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                ISS 2007 PROXY VOTING GUIDELINES
                                                                         SUMMARY
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
LOGO
                                                               2099 GAITHER ROAD
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                                                                 ROCKVILLE, MD o
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Copyright (C) 2006 by Institutional Shareholder Services.



All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to: Institutional Shareholder Services Marketing Department 2099 Gaither Road Rockville, MD 20850 ISS is a trademark used herein under license.


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         1

                                 ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                                    EFFECTIVE FOR MEETINGS FEB 1, 2007

                                        UPDATED DECEMBER 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS........................................................6
      Adjourn Meeting...................................................... 6
      Amend Quorum Requirements.............................................6
      Amend Minor Bylaws ...................................................6
      Auditor Indemnification and Limitation of Liability.................. 6
      Auditor Ratification................................................. 6
      Change Company Name ................................................. 7
      Change Date, Time, or Location of Annual Meeting..................... 7
      Transact Other Business ............................................. 7

2. BOARD OF DIRECTORS...................................................... 8
      Voting on Director Nominees in Uncontested Elections ................ 8
      2007 Classification of Directors ................................... 10
      Age Limits ......................................................... 11
      Board Size ......................................................... 11
      Classification/Declassification of the Board........................ 11
      Cumulative Voting................................................... 11
      Director and Officer Indemnification and Liability Protection....... 12
      Establish/Amend Nominee Qualifications.............................. 12
      Filling Vacancies/Removal of Directors ............................. 12
      Independent Chair (Separate Chair/CEO............................... 13
      Majority of Independent Directors/Establishment of Committees....... 13
      Majority Vote Shareholder Proposals ................................ 13
      Office of the Board................................................. 14
      Open Access......................................................... 14
      Performance Test for Directors...................................... 14
      Stock Ownership Requirements ....................................... 15
      Term Limits ........................................................ 15

3. PROXY CONTESTS ........................................................ 16
      Voting for Director Nominees in Contested Elections................. 16
      Reimbursing Proxy Solicitation Expenses ............................ 16
      Confidential Voting................................................. 16

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES........................ 17
      Advance Notice Requirements for Shareholder Proposals/Nominations .. 17
      Amend Bylaws without Shareholder Consent ........................... 17
      Poison Pills ....................................................... 17
      Shareholder Ability to Act by Written Consent....................... 17
      Shareholder Ability to Call Special Meetings........................ 17
      Supermajority Vote Requirements..................................... 17

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

5. MERGERS AND CORPORATE RESTRUCTURINGS ....................................... 18
      Overall Approach......................................................... 18
      Appraisal Rights......................................................... 18
      Asset Purchases ......................................................... 18
      Asset Sales ............................................................. 19
      Bundled Proposals........................................................ 19
      Conversion of Securities................................................. 19
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
      Plans/Reverse
      Leveraged Buyouts/Wrap Plans ............................................ 19
      Formation of Holding Company ............................................ 19
      Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark.. 20
      Joint Ventures .......................................................... 20
      Liquidations............................................................. 20
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
      Acquisition.............................................................. 20
      Private Placements/Warrants/Convertible Debentures ...................... 20
      Spinoffs ................................................................ 21
      Value Maximization Proposals............................................. 21

6. STATE OF INCORPORATION ..................................................... 22
      Control Share Acquisition Provisions..................................... 22
      Control Share Cash-out Provisions ....................................... 22
      Disgorgement Provisions.................................................. 22
      Fair Price Provisions.................................................... 22
      Freeze-out Provisions.....................................................22
      Greenmail ............................................................... 22
      Reincorporation Proposals................................................ 23
      Stakeholder Provisions .................................................. 23
      State Antitakeover Statutes ............................................. 23

7. CAPITAL STRUCTURE........................................................... 24
      Adjustments to Par Value of Common Stock................................. 24
      Common Stock Authorization .............................................. 24
      Dual-Class Stock ........................................................ 24
      Issue Stock for Use with Rights Plan..................................... 24
      Preemptive Rights........................................................ 24
      Preferred Stock ......................................................... 24
      Recapitalization......................................................... 25
      Reverse Stock Splits..................................................... 25
      Share Repurchase Programs ............................................... 25
      Stock Distributions: Splits and Dividends ............................... 25
      Tracking Stock .......................................................... 25

8. EXECUTIVE AND DIRECTOR COMPENSATION ........................................ 26
    Equity Compensation Plans ..................................................26
      Cost of Equity Plans..................................................... 26
      Repricing Provisions .................................................... 26
      Pay-for Performance Disconnect........................................... 26
      Three-Year Burn Rate/Burn Rate Commitment................................ 28
      Poor Pay Practices ...................................................... 29
    Specific Treatment of Certain Award Types in Equity Plan Evaluations........30
      Dividend Equivalent Rights............................................... 30
      Liberal Share Recycling Provisions ...................................... 30
    Other Compensation Proposals and Policies ..................................30

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

      401(k) Employee Benefit Plans ........................................... 30
      Director Compensation ................................................... 30
      Director Retirement Plans................................................ 31
      Employee Stock Ownership Plans (ESOPs) .................................. 31
      Employee Stock Purchase Plans-- Qualified Plans.......................... 31
      Employee Stock Purchase Plans-- Non-Qualified Plans...................... 31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related ..... 32
      Compensation Proposals................................................... 32
      Options Backdating....................................................... 32
      Option Exchange Programs/Repricing Options............................... 32
      Stock Plans in Lieu of Cash.............................................. 33
      Transfer Programs of Stock Options ...................................... 33
    Shareholder Proposals on Compensation ..................................... 33
      Advisory Vote on Executive Compensation (Say-on-Pay) .................... 33
      Compensation Consultants- Disclosure of Board or Company's Utilization... 33
      Disclosure/Setting Levels or Types of Compensation for Executives and
      Directors................................................................ 34
      Option Repricing ........................................................ 34
      Pay for Superior Performance ............................................ 34
      Pension Plan Income Accounting .......................................... 34
      Performance-Based Awards................................................. 35
      Severance Agreements for Executives/Golden Parachutes.................... 35
      Supplemental Executive Retirement Plans (SERPs) ......................... 35

9. CORPORATE RESPONSIBILITY.................................................... 36
    Consumer Issues and Public Safety ......................................... 36
      Animal Rights............................................................ 36
      Drug Pricing ............................................................ 36
      Drug Reimportation....................................................... 36
      Genetically Modified Foods .............................................. 36
      Handguns................................................................. 37
      HIV/AIDS................................................................. 37
      Predatory Lending........................................................ 37
      Tobacco ................................................................. 38
      Toxic Chemicals.......................................................... 38
    Environment and Energy..................................................... 38
      Arctic National Wildlife Refuge ......................................... 38
      CERES Principles......................................................... 39
      Climate Change .......................................................... 39
      Concentrated Area Feeding Operations (CAFOs.............................. 39
      Environmental-Economic Risk Report....................................... 39
      Environmental Reports ................................................... 39
      Global Warming .......................................................... 40
      Kyoto Protocol Compliance................................................ 40
      Land Use................................................................. 40
      Nuclear Safety .......................................................... 40
      Operations in Protected Areas............................................ 40
      Recycling................................................................ 40
      Renewable Energy......................................................... 41
      Sustainability Report.................................................... 41
    General Corporate Issues .................................................. 41
      Charitable/Political Contributions....................................... 41
      Disclosure of Lobbying Expenditures/Initiatives ......................... 42
      Link Executive Compensation to Social Performance........................ 42
      Outsourcing/Offshoring................................................... 42
    Labor Standards and Human Rights........................................... 42
      China Principles ........................................................ 42
      Country-specific Human Rights Reports.................................... 42

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         4

      International Codes of Conduct/Vendor Standards ......................... 42
      MacBride Principles ..................................................... 43
    Military Business ......................................................... 43
      Foreign Military Sales/Offsets........................................... 43
      Landmines and Cluster Bombs.............................................. 43
      Nuclear Weapons ......................................................... 44
      Operations in Nations Sponsoring Terrorism (e.g., Iran).................. 44
      Spaced-Based Weaponization .............................................. 44

      Workplace Diversity...................................................... 44
       Board Diversity......................................................... 44
       Equal Employment Opportunity (EEO....................................... 44
       Glass Ceiling........................................................... 45
       Sexual Orientation ..................................................... 45


10. MUTUAL FUND PROXIES ....................................................... 46
      Election of Directors.................................................... 46
      Converting Closed-end Fund to Open-end Fund ............................. 46
      Proxy Contests........................................................... 46
      Investment Advisory Agreements .......................................... 46
      Approving New Classes or Series of Shares................................ 46
      Preferred Stock Proposals................................................ 46
      1940 Act Policies ....................................................... 46
      Changing a Fundamental Restriction to a Nonfundamental Restriction....... 47
      Change Fundamental Investment Objective to Nonfundamental................ 47
      Name Change Proposals.................................................... 47
      Change in Fund's Subclassification....................................... 47
      Disposition of Assets/Termination/Liquidation............................ 47
      Changes to the Charter Document ......................................... 47
      Changing the Domicile of a Fund ......................................... 48
      Authorizing the Board to Hire and Terminate Subadvisors Without
      Shareholder Approval..................................................... 48
      Distribution Agreements.................................................. 48
      Master-Feeder Structure.................................................. 48
      Mergers.................................................................. 48
    Shareholder Proposals for Mutual Funds..................................... 48
      Establish Director Ownership Requirement................................. 48
      Reimburse Shareholder for Expenses Incurred.............................. 48
      Terminate the Investment Advisor ........................................ 48


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         5

1. OPERATIONAL ITEMS
ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

         The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

         Motivation and rationale for establishing the agreements; Quality of disclosure; and Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

         An auditor has a financial interest in or association with the company, and is therefore not independent,

         There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/ preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         6

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account: The tenure of the audit firm; The length of rotation specified in the proposal; Any significant audit-related issues at the company; The number of Audit Committee meetings held each year; The number of financial experts serving on the committee; and Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         7

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

o Composition of the board and key board committees;
o Attendance at board and committee meetings;
o Corporate governance provisions and takeover activity;
o Disclosures under Section 404 of Sarbanes-Oxley Act;
o Long-term company performance relative to a market and peer index;
o Extent of the director's investment in the company;
o Existence of related party transactions;
o Whether the chairman is also serving as CEO; o Whether a retired CEO sits on the board;
o Number of outside boards at which a director serves;
o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
o        Sit on more than six public company boards;
o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".
o WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         8

o        The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
o The company fails to submit one-time transfers of stock options to a shareholder vote;
o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
o        The company has backdated options (see "Options Backdating" policy);
o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         9

2007 CLASSIFICATION OF DIRECTORS
INSIDE DIRECTOR (I)

o        Employee of the company or one of its affiliates(1);
o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
o        Listed as a Section 16 officer(2);
o        Current interim CEO;
o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

o        Board attestation that an outside director is not independent;
o        Former CEO of the company;
o        Former CEO of an acquired company within the past five years;
o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
o Former executive(2) of the company, an affiliate or an acquired firm within the past five years;
o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
o Relative(4) of a current Section 16 officer of company or its affiliates;
o Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
o Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;
o Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
o Employed by (or a relative(4) is employed by) a significant customer or supplier(6);
o Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)
o Any material financial tie or other related party transactional relationship to the company;
o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
o Has (or a relative(4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (7)

o        Founder(8) of the company but not currently an employee;
o Is (or a relative(4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments6 from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

o No material9 connection to the company other than a board seat.

--------------------------------------------------------------------------------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

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

--------------------------------------------------------------------------------
3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

4 "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

5 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

6 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

7 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

8 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

9 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
--------------------------------------------------------------------------------

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        11

o Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
o        Annually elected board;
o        Two-thirds of the board composed of independent directors;
o        Nominating committee composed solely of independent directors;
o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
o        Absence of superior voting rights for one or more classes of stock;
o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
o The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and
o No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS


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Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
         - Serves as liaison between the chairman and the independent directors,
         - Approves information sent to the board,
         - Approves meeting agendas for the board,
         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
         - Has the authority to call meetings of the independent directors,
         - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         Two-thirds independent board;

o        All-independent key committees;
o        Established governance guidelines;
o The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;
o        The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORI

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TY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
o Effectively disclosed information with respect to this structure to its shareholders;
o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

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The table below summarizes the new framework: Adopt a two-phased approach. In
2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive CAUTIONARY LANGUAGE, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

---------------------------------------------------------------------------------------------------------------------------------
Metrics                              Basis of Evaluation                Weighting                      2nd Weighting
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONAL PERFORMANCE                                                                                50%
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR AVERAGE PRE-TAX               MANAGEMENT EFFICIENCY              33.3%
OPERATING ROIC                       IN DEPLOYING ASSETS
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR SALES GROWTH                  TOP-LINE                           33.3%
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR EBITDA GROWTH                 CORE-EARNINGS                      33.3%
---------------------------------------------------------------------------------------------------------------------------------
SUB TOTAL                                                               100%
---------------------------------------------------------------------------------------------------------------------------------

STOCK                                                     50%
PERFORMANCE
----------------------------------------------------------------
5-YEAR TSR                           MARKET
----------------------------------------------------------------
TOTAL                                                     100%
----------------------------------------------------------------

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
Long-term financial performance of the target company relative to its industry; Management's track record; Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management; Likelihood that the proposed goals and objectives can be achieved (both slates); Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o        Shareholders have approved the adoption of the plan; or
o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o        No lower than a 20% trigger, flip-in or flip-over;
o        A term of no more than three years;
o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o        Purchase price;
o        Fairness opinion;
o        Financial and strategic benefits;
o        How the deal was negotiated;
o        Conflicts of interest;
o        Other alternatives for the business;
o        Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

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o        Impact on the balance sheet/working capital;
o        Potential elimination of diseconomies;
o        Anticipated financial and operating benefits;
o        Anticipated use of funds;
o        Value received for the asset;
o        Fairness opinion;
o        How the deal was negotiated;
o        Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

o        Dilution to existing shareholders' position;
o        Terms of the offer;
o        Financial issues;
o        Management's efforts to pursue other alternatives;
o        Control issues;
o        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

o        The reasons for the change;
o        Any financial or tax benefits;
o        Regulatory benefits;
o        Increases in capital structure;
o        Changes to the articles of incorporation or bylaws of the company.

     Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
o        Adverse changes in shareholder rights.

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GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK) Vote
CASE-BY-CASE on going private transactions, taking into account the following:

o        Offer price/premium;
o        Fairness opinion;
o        How the deal was negotiated;
o        Conflicts of interest;
o        Other alternatives/offers considered; and
o        Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o        Cash-out value;
o Whether the interests of continuing and cashed-out shareholders are balanced; and
o        The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

o        Percentage of assets/business contributed;
o        Percentage ownership;
o        Financial and strategic benefits;
o        Governance structure;
o        Conflicts of interest;
o        Other alternatives;
o        Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

o        Management's efforts to pursue other alternatives;
o        Appraisal value of assets; and
o        The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

o        Dilution to existing shareholders' position;
o        Terms of the offer;
o        Financial issues;
o        Management's efforts to pursue other alternatives;
o        Control issues;
o        Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

o        Tax and regulatory advantages;
o        Planned use of the sale proceeds;
o        Valuation of spinoff;
o        Fairness opinion;
o        Benefits to the parent company;
o        Conflicts of interest;
o        Managerial incentives;
o        Corporate governance changes;
o        Changes in the capital structure.
o

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

o        Prolonged poor performance with no turnaround in sight;
o        Signs of entrenched board and management;
o        Strategic plan in place for improving value;
o        Likelihood of receiving reasonable value in a sale or dissolution; and
o Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

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Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
The reasons for reincorporating;
A comparison of the governance provisions;
Comparative economic benefits; and
A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

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ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

o        Rationale;
o Good performance with respect to peers and index on a five-year total shareholder return basis;
o        Absence of non-shareholder approved poison pill;
o        Reasonable equity compensation burn rate;
o        No non-shareholder approved pay plans; and
o        Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders;
o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

o        More simplified capital structure;
o        Enhanced liquidity;
o        Fairness of conversion terms;
o        Impact on voting power and dividends;
o        Reasons for the reclassification;
o        Conflicts of interest; and
o        Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

o        Adverse governance changes;
o        Excessive increases in authorized capital stock;
o        Unfair method of distribution;
o        Diminution of voting rights;
o        Adverse conversion features;
o        Negative impact on stock option plans; and
o        Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o        The total cost of the company's equity plans is unreasonable;
o The plan expressly permits the repricing of stock options without prior shareholder approval;
o        There is a disconnect between CEO pay and the company's performance;
o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
o        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
o        the main source of the pay increase (over half) is equity-based, and
o        the CEO is a participant of the equity proposal.

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Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

         - Base salary, bonus, long-term incentives;
         - Accumulative realized and unrealized stock option and restricted stock gains;
         - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
         - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
         - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

o A tally sheet with all the above components should be disclosed for the following termination scenarios:

         -  Payment if termination occurs within 12 months: $_____;
         -  Payment if "not for cause" termination occurs within 12 months:
            $_____;
         -  Payment if "change of control" termination occurs within 12 months:
            $_____.

o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

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The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance. (2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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                                           2007 BURN RATE TABLE

           RUSSELL 3000                           NON-RUSSELL 3000
                                                                           Standard        Mean +
GICS               Description                            Mean             Deviation       STDEV
-----------------------------------------------------------------------------------------------------------------
     1010          Energy                                 1.37%              0.92%          2.29%
-----------------------------------------------------------------------------------------------------------------
     1510          Materials                              1.23%              0.62%          1.85%
-----------------------------------------------------------------------------------------------------------------
     2010          Capital Goods                          1.60%              0.98%          2.57%
-----------------------------------------------------------------------------------------------------------------
     2020          Commercial Services & Supplies         2.39%              1.42%          3.81%
-----------------------------------------------------------------------------------------------------------------
     2030          Transportation                         1.30%              1.01%          2.31%
-----------------------------------------------------------------------------------------------------------------
     2510          Automobiles & Components               1.93%              0.98%          2.90%
-----------------------------------------------------------------------------------------------------------------
     2520          Consumer Durables & Apparel            1.97%              1.12%          3.09%
-----------------------------------------------------------------------------------------------------------------
     2530          Hotels Restaurants & Leisure           2.22%              1.19%          3.41%
-----------------------------------------------------------------------------------------------------------------
     2540          Media                                  1.78%              0.92%          2.70%
-----------------------------------------------------------------------------------------------------------------
     2550          Retailing                              1.95%              1.10%          3.05%
-----------------------------------------------------------------------------------------------------------------
     3010,
     3020,        Food & Staples Retailing                1.66%              1.25%          2.91%
     3030
-----------------------------------------------------------------------------------------------------------------
     3510          Health Care Equipment & Services       2.87%              1.32%          4.19%
-----------------------------------------------------------------------------------------------------------------
     3520          Pharmaceuticals & Biotechnology        3.12%              1.38%          4.50%
-----------------------------------------------------------------------------------------------------------------
     4010          Banks                                  1.31%              0.89%          2.20%
-----------------------------------------------------------------------------------------------------------------
     4020          Diversified Financials                 2.13%              1.64%          3.76%
     4030          Insurance                              1.34%              0.88%          2.22%
------------------------------------------------------------------------------------------------------------------
     4040          Real Estate                            1.21%              1.02%          2.23%
-----------------------------------------------------------------------------------------------------------------
     4510          Software & Services                    3.77%              2.05%          5.82%
-----------------------------------------------------------------------------------------------------------------
     4520          Technology Hardware & Equipment        3.05%              1.65%          4.70%
-----------------------------------------------------------------------------------------------------------------
     4530          Semiconductors & Semiconductor         3.76%              1.64%          5.40%
                   Equip.
-----------------------------------------------------------------------------------------------------------------
     5010          Telecommunication Services             1.71%              0.99%          2.70%
-----------------------------------------------------------------------------------------------------------------
     5510          Utilities                              0.84%              0.51%          1.35%
-----------------------------------------------------------------------------------------------------------------


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                      Standard        Mean +
 Mean                 Deviation       STDEV
------------------------------------------------------------
     1.76%             2.01%           3.77%
------------------------------------------------------------
     2.21%             2.15%           4.36%
------------------------------------------------------------
     2.34%             1.98%           4.32%
------------------------------------------------------------
     2.25%             1.93%           4.18%
------------------------------------------------------------
     1.92%             1.95%           3.86%
------------------------------------------------------------
     2.37%             2.32%           4.69%
------------------------------------------------------------
     2.02%             1.68%           3.70%
------------------------------------------------------------
     2.29%             1.88%           4.17%
------------------------------------------------------------
     3.26%             2.36%           5.62%
------------------------------------------------------------
     2.92%             2.21%           5.14%
------------------------------------------------------------
     1.90%             2.00%           3.90%
------------------------------------------------------------
     3.51%             2.31%           5.81%
------------------------------------------------------------
     3.96%             2.89%           6.85%
------------------------------------------------------------
     1.15%             1.10%           2.25%
------------------------------------------------------------
     4.84%             5.03%           9.87%
------------------------------------------------------------
     1.60%             1.96%           3.56%
------------------------------------------------------------
     1.21%             1.02%           2.23%
------------------------------------------------------------
     5.33%             3.13%           8.46%
------------------------------------------------------------
     3.58%             2.34%           5.92%
------------------------------------------------------------
     4.48%             2.46%           6.94%
------------------------------------------------------------
     2.98%             2.94%           5.92%
------------------------------------------------------------
     0.84%             0.51%           1.35%
------------------------------------------------------------

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

-----------------------------------------------------------------------------------------------------------------------
CHARACTERISTICS                  ANNUAL STOCK PRICE VOLATILITY     PREMIUM
-----------------------------------------------------------------------------------------------------------------------
High annual volatility           53% and higher                    1 full-value award will count as 1.5 option shares
-----------------------------------------------------------------------------------------------------------------------
Moderate annual volatility       25% - 52%                         1 full-value award will count as 2.0 option shares
-----------------------------------------------------------------------------------------------------------------------
Low annual volatility            Less than 25%                     1 full-value award will count as 4.0 option shares
-----------------------------------------------------------------------------------------------------------------------

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
Huge bonus payouts without justifiable performance linkage or proper disclosure; Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance); Egregious pension/SERP (supplemental executive retirement plan) payouts
(e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy); Excessive severance provisions (e.g., including excessive change in control payments);

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Change in control payouts without loss of job or substantial diminution of job duties; Internal pay disparity;
Options backdating (covered in a separate policy);
and Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o     Vesting schedule or mandatory holding/deferral period:
         - A minimum vesting of three years for stock options or restricted stock; or
         - Deferred stock payable at the end of a three-year deferral period.
         o     Mix between cash and equity:
         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity;

or

         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites provided to non-employee directors; and Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

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Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value;
Offering period is 27 months or less; and The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value; or Offering period is greater than 27 months; or The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company); Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

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Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
Rationale for the re-pricing--was the stock price decline beyond management's control? Is this a value-for-value exchange?
Are surrendered stock options added back to the plan reserve?
Option vesting--does the new option vest immediately or is there a black-out period?
Term of the option--the term should remain the same as that of the replaced option;
Exercise price--should be set at fair market or a premium to market; Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

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Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
Executive officers and non-employee directors are excluded from participating; Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:
the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;
the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:
What aspects of the company's annual and long -term equity incentive programs are performance driven?
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
Can shareholders assess the correlation between pay and performance based on the current disclosure?
What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

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In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

The triggering mechanism should be beyond the control of management; The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE RESPONSIBILITY CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
The company is conducting animal testing programs that are unnecessary or not required by regulation;
The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
The company has already published a set of animal welfare standards and monitors compliance;
The company's standards are comparable to or better than those of peer firms;
and
There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering: The existing level of disclosure on pricing policies;

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Deviation from established industry pricing norms;
The company's existing initiatives to provide its products to needy consumers; Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

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HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
The company's existing healthcare policies, including benefits and healthcare access for local workers;
Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
Whether the company has adequately disclosed the financial risks of its subprime business;
Whether the company has been subject to violations of lending laws or serious lending controversies;
Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
Whether the company complies with all local ordinances and regulations;
The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
The risk of any health-related liabilities.

Advertising to youth:
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
Whether the company has gone as far as peers in restricting advertising; Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
The percentage of the company's business affected; The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
The percentage of the company's business affected;
The feasibility of a spin-off; Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

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Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

Current regulations in the markets in which the company operates;
Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company;
and
The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

New legislation is adopted allowing development and drilling in the ANWR region; The company intends to pursue operations in the ANWR; and The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; Environmentally conscious practices of peer companies, including endorsement of CERES; Costs of membership and implementation.

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:
The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities; The company's level of disclosure is comparable to or better than information provided by industry peers; and
There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

The company has publicly disclosed guidelines for its corporate and contract farming operations, including

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compliance monitoring; or
The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

The feasibility of financially quantifying environmental risk factors;
The company's compliance with applicable legislation and/or regulations regarding environmental performance;
The costs associated with implementing improved standards;
The potential costs associated with remediation resulting from poor environmental performance; and
The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
The company does not maintain operations in Kyoto signatory markets;
The company already evaluates and substantially discloses such information; or, Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

The company stands out amongst its peers or competitors as having significant problems with safety or

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environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
The company does not currently have operations or plans to develop operations in these protected regions; or,
The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
The nature of the company's business and the percentage affected;
The extent that peer companies are recycling;
The timetable prescribed by the proposal;
The costs and methods of implementation;
Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

The company is in compliance with laws governing corporate political activities; and The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
The public availability of a policy on political contributions.

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Vote AGAINST proposals barring the company from making political contributions.
Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

The relevance of the issue to be linked to pay;
The degree that social performance is already included in the company's pay structure and disclosed;
The degree that social performance is used by peer companies in setting pay; Violations or complaints filed against the company relating to the particular social performance measure;
Artificial limits sought by the proposal, such as freezing or capping executive pay Independence of the compensation committee; Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

Risks associated with certain international markets;
The utility of such a report to shareholders;
The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

There are serious controversies surrounding the company's China operations; and
The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

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COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

The nature and amount of company business in that country; The company's workplace code of conduct; Proprietary and confidential information involved; Company compliance with U.S. regulations on investing in the country; Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; Agreements with foreign suppliers to meet certain workplace standards;
Whether company and vendor facilities are monitored and how;
Company participation in fair labor organizations;
Type of business;
Proportion of business conducted overseas;
Countries of operation with known human rights abuses;
Whether the company has been recently involved in significant labor and human rights controversies or violations;
Peer company standards and practices; Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
The company does not operate in countries with significant human rights violations;
The company has no recent human rights controversies or violations; or The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

Company compliance with or violations of the Fair Employment Act of 1989; Company antidiscrimination policies that already exceed the legal requirements; The cost and feasibility of adopting all nine principles;
The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
The potential for charges of reverse discrimination;
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
The level of the company's investment in Northern Ireland; The number of company employees in Northern Ireland;
The degree that industry peers have adopted the MacBride Principles;
Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
Whether the company has in the past manufactured landmine components;
Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs;
Whether the company currently or in the past has manufactured cluster bombs or their components;
The percentage of revenue derived from cluster bomb manufacture;
Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
The information is already publicly available; or The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business; or
The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

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The degree of board diversity;
Comparison with peer companies;
Established process for improving board diversity; Existence of independent nominating committee; Use of outside search firm; History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

The company has well-documented equal opportunity programs;
The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity;
and The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

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GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

The composition of senior management and the board is fairly inclusive;
The company has well-documented programs addressing diversity initiatives and leadership development;
The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:
Past performance as a closed-end fund;
Market in which the fund invests;
Measures taken by the board to address the discount; and Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote     CASE-BY-CASE on proxy contests, considering the following factors:

Past performance relative to its peers;
Market in which fund invests;
Measures taken by the board to address the issues;
Past shareholder activism, board activity, and votes on related proposals; Strategy of the incumbents versus the dissidents;
Independence of directors; Experience and skills of director candidates; Governance profile of the company;
Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
Proposed and current fee schedules;
Fund category/investment objective;
Performance benchmarks; Share price performance as compared with peers; Resulting fees relative to peers;
Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
Stated specific financing purpose;
Possible dilution for common shares;
Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
Potential competitiveness; Regulatory developments; Current and potential returns; and Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
The fund's target investments;
The reasons given by the fund for the change; and The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:
Political/economic changes in the target market;
Consolidation in the target market; and
Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
Potential competitiveness;
Current and potential returns;
Risk of concentration;
Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
Strategies employed to salvage the company;
The fund's past performance;
The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
The degree of change implied by the proposal;
The efficiencies that could result;
The state of incorporation;
Regulatory standards and implications.

Vote AGAINST any of the following changes:
Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
Removal of shareholder approval requirement for amendments to the new declaration of trust;
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote     CASE-BY-CASE on re-incorporations, considering the following factors:

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Regulations of both states;
Required fundamental policies of both states;
The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
Fees charged to comparably sized funds with similar objectives;
The proposed distributor's reputation and past performance;
The competitiveness of the fund in the industry;
The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:
Resulting fee structure;
Performance of both funds;
Continuity of management personnel;
Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
Performance of the fund's Net Asset Value (NAV);
The fund's history of shareholder relations;
The performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         1. All investment decisions for the registrant, as well as other investment strategies of Gallatin Asset Management, Inc. ("Gallatin"), are made utilizing a team approach by which no one member can make decisions unilaterally. All portfolios are developed based on research conducted internally by Gallatin's research committee which is comprised of ten members, including portfolio managers which all serve as security analysts also. Each member of the research committee has general sector/industry areas of concentration and is responsible for making security recommendations to the research committee. The research team generally meets a couple times each week to discuss new security recommendations, new security ideas in progress, as well as securities already held in any of the portfolio models.

         2. Once a new security has been approved by the research committee, the Portfolio Management Team for the registrant, comprised of the following three portfolio managers, is responsible for reviewing the appropriateness and fit of every new security that has been approved for investment by the research committee.

         3. Mark A. Keller - Mark serves as President and Chief Investment Officer for Gallatin and chairman of this Registrant's Management Team. Gallatin was a wholly owned subsidiary of A.G. Edwards, Inc. until October 1, 2007 when A.G. Edwards, Inc. merged into Wachovia Corp. Following the merger, Gallatin is a separate registered investment advisor under Wachovia Corp. and its investment management division, Evergreen Investments. Evergreen Investments is a global, multi-advisor investment firm with more than $285 billion in assets under management (as of September 30, 2007), providing a comprehensive suite of investment strategies and products to institutional and individual investors around the world. As part of A.G. Edwards, Mark led the separately managed accounts program since 1994 and has continued in this capacity, as part of Gallatin. Mark has chaired the A.G. Edwards' Investment Strategy Committee since 1999. Prior to 1994, Mark served for 15 years in A.G. Edwards' Securities Research Department as an analyst covering a variety of industries. During his last five years in Securities Research, he served as equity strategist and manager of the firm's Focus List. As chairman of the Management Team, Mark has overall responsibility for oversight of the investment process which includes security research, portfolio development and implementation.

         4. David B Miyazaki - David serves as an equity portfolio manager for Gallatin as well as serving as a member of A.G. Edwards' Investment
         Strategy Committee. One of David's security research focuses since joining A.G. Edwards in 1999, and then at Gallatin after its formation as a separate wholly owned subsidiary of A.G. Edwards, Inc. in October 2005, has been in the area of BDC's and REITS. Prior to joining A.G. Edwards in 1999, David worked with high net worth investment portfolios and administered corporate retirement assets for Koch Industries in Wichita, Kan. His previous experience includes investment analysis for an institutional buyer of private placement debt, mezzanine lending and mortgage-backed securities trading for a regional firm in Dallas, Texas.

         5. Daniel T. Winter - Dan serves as an equity portfolio manager for Gallatin and directs the daily trading for Gallatin's equity portfolios. He has served in the capacity of portfolio manager since 1992, first for A.G. Edwards Trust Co., then with the firm's separately managed accounts department. Since joining the firm's separately managed accounts department, one of Dan's research focuses has been in the financial sector including lending institutions and insurance.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER

                                                                                                 # of Accounts      Total Assets
                                                                                               Managed for which     for which
     Name of Portfolio                                                                          Advisory Fee is     Advisory Fee
         Manager or                                      Total # of Accounts                        Based on        is Based on
         Team Member              Type of Accounts*            Managed           Total Assets      Performance       Performance


1. MARK A. KELLER              Registered Investment             2                   $500.6           0                n/a
   ---------------             Companies:                                           million

                               Other Pooled Investment           11                  $37.9            0                n/a
                               Vehicles:                                            million

                               Other Accounts:                 48,760                 $7.7            0                n/a
                                                                                    billion

2.  DAVID B. MIYAZAKI          Registered Investment             2                   $500.6           0                n/a
    -----------------          Companies:                                           million

                               Other Pooled Investment           11                  $37.9            0                n/a
                               Vehicles:                                            million

                               Other Accounts:                 48,760                 $7.7            0                n/a
                                                                                    billion

3.  DANIEL T. WINTER           Registered Investment             2                   $500.6           0                n/a
   ------------------          Companies:                                           million

                               Other Pooled Investment           11                  $37.9            0                n/a
                               Vehicles:                                            million

                               Other Accounts:                 48,760                 $7.7            0                n/a
                                                                                    billion

Information provided as of November 30, 2007


POTENTIAL CONFLICTS OF INTERESTS

Gallatin recognizes its fiduciary responsibility as an adviser which requires a duty of loyalty to all of its clients, including the Registrant. Such duty requires that the adviser act in the best interest of all its clients and always place the clients' interests first and foremost. Acknowledging this, Gallatin has adopted policies and procedures to mitigate conflicts of interests that could arise because members of the Registrant's management team also manage other equity portfolios where similar investments to those of the Registrant, are appropriate. These conflicts could include such things as: the allocation of investment opportunities amongst clients, employee trading, implementation and proxy voting.

ALLOCATION  OF INVESTMENT  OPPORTUNITIES:  At times it is possible that security
----------------------------------------
ideas developed and approved by the research committee are potentially appropriate for more than one of Gallatin's equity strategies. In these instances, it is the portfolio management team's responsibility to review all of the possible strategies to determine in which strategies the addition of the security is appropriate. The portfolio management team looks at many factors starting with a review of the current holdings in each of the possible strategies to first determine if there is room (or available cash) for another security in the strategy. They also compare the new security to similar securities already held in the model to determine if the new security is more or less attractive than what is already held, as well as sector weightings within the strategy. At times the portfolio management team may decide that a new security would be an equally attractive addition to more than one of its strategies, in which case it is added to both. It is also possible that continuously changing factors (such as a sale of a similar security) in an equity strategy will cause the portfolio management team to add a security to a second or additional strategy, at a later date.

EMPLOYEE  TRADING - When  advisory  employees  invest  for  their own  accounts,
-----------------
conflicts of interest could arise between the Registrant's and the employee's interests. Potential conflicts would include taking an investment opportunity from the Registrant for an employee's own portfolio, using an employee's advisory position to take advantage of available investments, or front running (which may be an employee trading before making Registrant transactions, thereby taking advantage of information or using Registrant portfolio assets to have an effect on the market which is used to the employee's benefit). This potential conflict exists because employees within Gallatin are responsible not only for the research and selection of securities for the Registrant but also for the trading and implementation for the Registrant. To mitigate such potential conflicts, Gallatin has adopted stringent policies and procedures for trading by its personnel which includes a trade pre-approval process that must occur BEFORE trades in non-exempt securities may be placed, a black-out period for purchases, as well as "last-in, last-out" provisions for sales of securities held in client portfolios.

The supervision of trading in employee or related accounts is the responsibility of the Chief Investment Officer and is affected through daily reviews of trades in employee and family accounts, as well as initial holdings reviews for new employees, and quarterly holding and transaction reviews. Reports utilized by the CIO for purposes of supervision are dated and initialed, then filed in a secure file to meet evidence and recordkeeping requirements.

PROXY  VOTING - Gallatin  retains the  services of an  unaffiliated  third-party
-------------
proxy-voting agent to monitor corporate actions, analyze proxy voting issues and provide voting recommendations and execute proxy votes based on its predetermined voting policy. This predetermined voting policy is predicated on general proxy-voting guidelines, which have been adopted by Gallatin Asset Management. These guidelines are reviewed periodically by the Gallatin Proxy Committee and are subject to change.

Because proxy issues and the circumstances of individual companies are so varied, there may be rare situations when Gallatin may determine it appropriate to deviate from these guidelines. As in all other cases, Gallatin has a fiduciary duty to vote these proxies in what it believes to be the best interest of the clients. However, Gallatin may occasionally be subject to conflicts of interest in voting proxies due to business or personal relationships with persons or entities having an interest in the outcome of certain votes. For example, an affiliate company may provide custody, investment management, brokerage, investment banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Additionally, Gallatin may have business or personal relationships with other proponents of proxy proposals, corporate directors or candidates for directorship.

In instances where Gallatin determines it appropriate to deviate from the pre-determined voting policy, it has adopted due diligence policies and procedures to take reasonable steps to identify possible conflicts of interest that could bias its voting decision. With respect to identifying possible conflicts of interest resulting from BUSINESS RELATIONSHIPS, Gallatin's policies and procedures include steps to determine whether any of the companies (including their executive officers) involved in the proxy votes have accounts or relationships with an affiliate or their immediate family members, before a vote may be changed.

IMPLEMENTATION: Gallatin has adopted policies and procedures by which trades are
--------------
aggregated and blocked across all portfolios whenever possible and clients received an average price if the block is executed at multiple prices. Partially executed trades are allocated using a computer generated, total random process.

In those cases where it is not possible to aggregate all orders of the same security, Gallatin has adopted a trade rotation procedure for all of its discretionary clients that it feels are fair and equitable to all clients with no client being favored or disfavored over any other group.

Supervision of Gallatin's allocation processes is the responsibility of the Gallatin Best Execution Committee, which is chaired by the Chief Investment Officer and is comprised of equity and fixed income portfolio managers, as well as implementation staff. The committee meets on a quarterly basis to review Best Execution practices and is evidenced by meeting minutes.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, restricted stock, annual discretionary merit cash and stock bonus, and various retirement benefits including contributions to 401(k) plan and excess profit sharing plan.

Compensation is based on a number of subjective factors, including overall contribution of the employee to the firm and the department, and is not tied to the performance of the Registrant.

DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of November 30, 2007

                                   Dollar Range of Fund Shares
           Name                        Beneficially Owned

           Mark A. Keller                      $0
           David B. Miyazaki            $10,001 - $50,000
           Daniel T. Winter                    $0


(B) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

       (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

       (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

By (Signature and Title)* /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                        James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                        (principal executive officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.